Investor Presentat ion March 2025

Mission Statement Whenever, Wherever, We make your experience better. Purpose-Driven Innovation Makes Customer and Consumer Experiences Better

Forward-Looking Statements This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, revenue, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, production levels, retail and wholesale demand and shipments, integration of acquisitions, R&D investments, commodity prices and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disaster on the global economy and on the Company's customers, suppliers, team members, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, free cash flow and free cash flow conversion. These non- GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. 3

Poised for Strong Long-Term Performance Targets Growth & Margin Drivers 4 Continued investment toward innovation and R&D Strong focus on aftermarket repair, replacement and upgrade Further development in automotive aftermarket Expanding presence in diversified end-markets through proven playbook Scaling appropriately with demand recovery Further operational improvements in automation and efficiency $5B Organic Revenue in 2027 Double-Digit Operating Margin

2025 Should Mark Significant Progress Toward Targets 5 Improving Environment Capitalize on production environment improvements in both RV and Marine Internal Efficiencies Continue to reduce cost structure to create leverage for the next years of growth Effective Integration & Introduction Gain further traction in recently launched products and continue to introduce new innovations $200M of organic growth across Lippert end markets 17% estimated increase in FY25 wholesale shipments (January up 22%) Marine to rebound in 2H 85bps stretch target of margin improvement from G&A and overhead reductions $5B Organic Revenue Target in 2027 2025 Anticipated ProgressKey Factors to Achieve Targets A Return to Double-Digit Operating Margin Driving Lippert Closer To and

Recreational Vehicles Automotive Aftermarket International/Europe RV & Marine Aftermarket Utility Trailers Marine Transportation Products Building Products Other Adjacent Lippert at a Glance $5B Presence in Diverse End Markets (2024 Net Sales) A global leader supplying the outdoor recreation and transportation markets, delivering net sales of $3.7B in 2024 11,500+ Team Members 10 Countries 25+ Brands 140+ Facilities With a Deep Breadth of Products • Chassis • Windows • Furniture • Awnings • Laminated Products • Leveling & Stabilization • Axles & Suspension • HVAC • Appliances Among Many Others 6 $2.8B $3.7B $5.0B OEM Aftermarket 2020A Net Sales 2024A Net Sales 2027 Organic Revenue Target

95% Free Cash Flow Conversion(1) (Full Year 2024) 34% Total Net Sales Growth (2020 - 2024) 17 Average Senior Management Tenure at LCI (Years) 4.2% Dividend Yield (Full Year 2024) Net Debt to EBITDA(1) (as of 12/31/2024) 1.7x Proven Resilience, Cash Flow, Discipline and Shareholder Returns 50% Content Per Towable Unit Growth (2020 - 2024) 1 Additional information regarding Free Cash Flow Conversion and Net Debt to EBITDA, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix 7

Metal Fabrication & Welding Lamination Glass Fabrication Furniture Manufacturing Power & Motion Systems Electronics Plastics Forming Manufacturing & Engineering Competencies And Create an Unmatched Product Ecosystem Enable Us to Solve Complex Customer Needs E-Coating & Powder Coating How Lippert Wins Across Multiple End Markets Small Batch Manufacturing with Scale Benefits Design/Engineering Expertise Custom, Non-Commoditized Products Appliances Chassis & Suspension Systems Furniture Solutions Windows & Glass Solutions Appliance & Kitchen Solutions Truck & Towing Accessories Doors, Steps & Awnings Leveling, Stabilization & Slide-outs Recreational Vehicles Marine Building Products Transportation Utility & Cargo Trailers RV & Marine Aftermarkets Automotive Aftermarket International 8 Axles

Lippert’s Competitive Moat Our success and share gains are driven by scale, expertise, and people Bundling Capabilities Diversified portfolio is an advantage as customers consolidate vendors Customer Proximity Strategically positioned near OEM partners to reduce lag time and costs Customer Service Handling over 1 million customer interactions annually through 300 service agents Acquisitive DNA 70 acquisitions over two decades to expand footprint and product offerings Low-Cost Manufacturer Significant purchasing advantage due to size, allowing for pricing advantages Manufacturer of Critical Products Expanded competencies into critical product lines Flexibility & Agility Ability to rapidly produce and scale production when needed Complex Manufacturing Experts Highly skilled at engineering, design, and manufacturing of complex products Automation Capabilities Substantial investments into automation to increase speed and efficiencies Experienced Leadership 17-year average tenure for top-25 executives with experience navigating numerous cycles Best-In-Class Team Team members who demonstrate resiliency and determination Master Innovators Experienced and innovative R&D team working to develop new products Strong Customer Relationships 15+ years average customer tenure with an emphasis on customer satisfaction 9 Scale & Market Leader Advantages Unique Manufacturing Capabilities & Offerings Our People & Culture $288M 2000 Net Sales $3.7B 2024 Net Sales Strong Culture A culture that drives heightened retention rates and fosters a collaborative environment

Consistent Market Share, Content, and Net Sales Gains Validate Competitive Advantages Adjacencies 2020 2024 Building Products Net Sales $113M $192M 70% Transportation Products Net Sales $137M $197M 44% Utility Trailer Products Net Sales $117M $271M 132% International Net Sales $237M $394M 66% * Marine, Building Products, and Transportation are fragmented markets, with dozens of competitors 10 NA RV & Marine 2020 2024 NA RV OEM; Chassis Market Share 84% 85% NA Towable RV Content per Unit $3,390 $5,097 50% NA Marine Content per Unit $739 $1,098 49% Dominant share in Chassis helps drive gains across categories as customers seek to consolidate suppliers NA Aftermarket 2020 2024 NA RV/Marine Aftermarket Net Sales $276M $354M 28% NA Automotive Aftermarket Net Sales $331M $449M 36%

Innovation Fueling Market Share and Content Expansion Past product launches Recent product launches 2009 5th Wheel Leveling 2004 Trailer Axles 2010 Entry Doors 2020 Appliances 2012 Awnings 2024 Net Sales Contribution $75M $308M Estimated Addressable Market(1) 4K Series Windows Anti-Lock Brakes Helux Pinbox Chill Cube TCS 2023 2023 2024 2024 2024 $312M $184M $150M$150M $50M Anti-Lock Brakes Tour Coiling Suspension ("TCS") 4000 Series Windows Chill Cube Helux® Pinbox Shallow Water Anchor 11 $80M $100M $20M 1 Estimated addressable market amounts represent Management's estimate of the size of the addressable market based on products and pricing as of December 31, 2024. Market opportunities are based on Management's estimate of normalized industry volumes.

$3,390 $5,097 2020 2024 Established Leadership Unlocks Cross-Sell Growth and Content Opportunities NA RV OEM Net Sales Content Per Towable Unit Market leadership in essential products... Fuels bundling in key strategic lines... Positioning Lippert to capture more of the $3 billion of addressable RV OEM opportunity • Axles & Suspension Enhancements • Appliances • HVAC • Safety Products (ABS) • New Window Innovations • Chassis • Windows • Leveling Systems • Awnings • Slide-Outs • Entry Doors • Furniture 12 $1.4B $1.6B 2020 2024

$7B $2.5B $1.5B $1B $1B New Market Diversification Expands Opportunities & Insulates Against Cyclicality Adjacent Industries OEM & Aftermarket Net Sales Focus on $13 billion of addressable opportunities through: • Innovation • Replace and repair cycles • Acquisitions Key Growth Areas Proven RV OEM playbook positions Lippert to capitalize on significant market opportunity • Residential Windows • Industrial Windows • Trailer Axles & Suspension • Residential Awnings • Hitches & Towing • Biminis • Grill Guards • Air Conditioners 13 Marine Building Products Transportation International $1.4B $2.1B 2020 2024 Auto, Marine & RV Aftermarket Marine OEM Other Adjacent OEM Automotive AM RV/Marine/Other AM International Marine OEM Other Adjacent OEM Automotive AM RV/Marine/Other AM International

1.6M Views on Tech Support Seminars Aftermarket Segment Growth Enhancing Diversified Positioning Fostering dealer relationships through trainings to improve knowledge and preference toward Lippert products Dealer Training Creating products our customers want to improve the lifestyle Innovation Acquiring aftermarket brands to further build out our product offerings Inorganic Expansion Other aftermarket growth drivers include: ~$15B RV OEM Content RV Aftermarket $$$ $15B of Lippert content added to new RVs since 2015 leads to... Increased sales of Lippert products in the RV aftermarket during the repair and replace cycle Content Gains Lead to RV Aftermarket Growth Potential Automotive Aftermarket Bolstered by Successful M&A 14 $406M $56M Acquired in December 2019 Acquired in April 2021 2024 FY Net Sales 2024 FY Net Sales 36K Trained Dealer Personnel 65K Tech Product Class Completions 2.1M How-To Page Hits

To ta l S al es ($ B) $—B $2.0B $4.0B $6.0B Building Products Transportation Products Europe Utility Trailers Marine RV Windows, Chassis Motion Power Systems Axles, Cut & Sew Aftermarket ElectronicsPlastics Furniture Awnings 1956 Founded as B&L Industries, supplying metal roofing to the MH industry Acquired Riverdale Steelworks, adding MH chassis manufacturing Acquired Kinro, industry leading window manufacturer 1980 M&A Driving Additional Upside to $5B Revenue Target 1958 1990s 1997 Metal Roofs Chassis, Chassis Parts Windows Windows 2000 2024 First RV chassis is built in McAdoo, PA Vertically integrated steel fabrication capabilities Began acquisition string of 6 chassis manufacturers Chassis, Chassis Parts Residential Windows Plastics Started axle business, began string of 8 RV component acquisitions Axles. RV Accessories. Power & Motion 2004 Acquired first of 3 RV furniture & mattress businesses 2007 Furniture, Lamination Electronics Axles Lamination Marinized Axles Awnings 2011 Acquired first adjacent market window business Aftermarket 2014 Acquired/vertically integrated electronics business Acquired first of 5 marine furniture businesses RV Parts & Accessories 2015 Pontoon Furniture Marine Accessories Windshields, Canvas 2016 Acquired first of 10 European businesses Steps & Bed Lifts Windows Entry Doors Acquired Marine glass, canvas & aftermarket businesses Powered Shade/Canvas Acrylic Windows Hitches & Towing Truck Accessories Entered automotive aftermarket by acquiring the CURT Group Blinds & Shades 2018 Sailing Equipment Glass Products 2020 Electronics 2021 Appliances, HVAC Electronics Acquired Furrion, adding appliances & HVAC systems Plastics RV Marine Transportation Aftermarket International Building Products 15

Lippert's commitment to delivering high-quality components, on- time delivery and exceptional aftermarket support enables Alliance RV to provide best-in-class products to our dealer network across North America Lippert's outstanding customer service, willingness to innovate, strong relationship with us, and local presence in Elkhart make them an indispensable partner for our futureTrusted by Blue Chip Industry Leaders Throughout my 25 years in the industry, Lippert has been committed to innovation and design, supporting the growth of the companies I’ve been fortunate enough to lead and I am very proud to do business with a company that serves their community, customers and team members in such an admirable way – Ron Fenech, Founder of Brinkley RV – David Wright, CEO Forest River Bus, Marine, and Heavy Truck Division Steadfast focus on curating long lasting relationships with industry partners Average Tenure of Top Ten Customers No single customer makes up over 20% of consolidated net sales Diversified Customer Base I've done business with Jason and his team at Lippert for 26 years and trust that they will stand behind their products and do what’s right, and no other supplier in the business comes close to providing the same level of industry advancing innovations as Lippert 15+ yrs 16 – Don Clark, Founder and CEO of Grand Design RV – Coley Brady, Owner & CEO of Alliance RV Our partnership has only flourished over the years due to Lippert's reliable quality, industry leading innovation, long term relationships, top tier service and training support – Doug Gaeddert, CEO Forest River RV Division

Historically the RV market rebounds by an average of 101% over the 4-8 years following a shipment downturn Anticipated Strong RV Recovery Ahead RV Industry Showing Signs of Recovery • First YoY retail growth in 40 months in 4Q24 • Dealer inventories at or near historic lows • Many dealers reporting profitability in early 2025 Secular Tailwinds Accelerating Growth • Shift to experiences driving demand • Remote work enabling more travel • Broader travel rebound underway 17

Optimized Operations Boosting Profitability 11% Negatives 3% 2022 • 37% RV shipment decline • Lower commodity-linked selling prices • Fixed costs deleverage Operating Margin: 2023 Positives • Lower material & freight costs • Aftermarket mix impact • Lower warranty costs • Facility consolidation • Overhead & G&A reductions 6% 2024 >10% Target Steady State Negatives • Sluggish RV production 25% incremental margin on higher volumes* 18 Positives • Higher volumes • Aftermarket gains • 85bps of overhead and G&A reductions • Facility consolidation Negatives • Sluggish Marine production * Incremental margin over baseline comparative period volume.

A Visionary Leadership Team Driving Long-Term Growth Jason Lippert President & Chief Executive Officer Time with Lippert: 29+ Years Ryan Smith Group President of North America Jamie Schnur Group President of Aftermarket Lillian Etzkorn Chief Financial Officer Time with Lippert: 18+ Years Time with Lippert: 28+ Years Time in Industry: 30+ Years 17 Years Average Tenure Amongst Senior Leadership Scott Meiner Chief Supply Chain Officer Time with Lippert: 27+ Years Andrew Mock SVP of Sales RV Time with Lippert: 10+ Years Andrew Pocock EVP of Building & Transportation Products Time with Lippert: 20+ Years Andrew Namenye Chief Legal Officer Time in Industry: 20+ Years Experienced Through various economic cycles Expansive Industry knowledge and relationships Local Centralized team stays close to the business 19

Strategic Capital Deployment Driving Shareholder Value Historical Use of Cash Forward-Looking Capital Allocation Priorities • Strategic Acquisitions to expand presence in existing markets • Reinvestment back into the business • Returning value to shareholders • Reducing Leverage Strong History of Cash Returns • Generated ~$900 million in operating cash flows during a 2-year period while a 50% drop in RV shipments occurred • Strong cash position of $166 million at December 31, 2024 • Paid down $366 million of debt since 2023 • Net debt to EBITDA of 1.7x at December 31, 2024 • Paid quarterly dividends in 2024 aggregating $4.30 per share, or $109 million 20 Repurchases Dividends Acquisitions CapEx

Historical Financials 21 ($ B ill io ns ) Net Sales 2022 2023 2024 2027 Target $— $2.0 $4.0 $6.0 ($ B ill io ns ) G ross M argin Gross Profit & Margin 2022 2023 2024 2016 (Peak %) $— $0.5 $1.0 $1.5 —% 10% 20% 30% ($ M ill io ns ) O perating M argin Operating Profit & Margin 2022 2023 2024 2016 (Peak %) $— $200 $400 $600 —% 5% 10% 15% ($ M ill io ns ) C onversion (%) Free Cash Flow & Conversion* 2022 2023 2024 2023 (Peak %) $— $200 $400 $600 —% 100% 200% * Additional information regarding Free Cash Flow and Free Cash Flow Conversion, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix

Growth Pillars Support Sustainable Organic Growth Investing in R&D & Innovation Investing in Automation & Efficiency Expanding Content in RV OEM Growing Share in Adjacent Markets $3.7B 2024A Net Sales $5.0B 2027 Target Revenue 10% 3 Year CAGR Growing Share in Aftermarket 22

Appendix

Appendix 24 ($ in millions except per share data) 2018 2019 2020 2021 2022 2023 2024 Net Sales $ 2,476 $ 2,371 $ 2,796 $ 4,473 $ 5,207 $ 3,785 $ 3,741 Operating Profit $ 199 $ 200 $ 223 $ 398 $ 553 $ 123 $ 218 % of Sales 8.0% 8.4% 8.0% 8.9% 10.6% 3.3% 5.8% Net Income $ 149 $ 147 $ 158 $ 288 $ 395 $ 64 $ 143 Diluted EPS $ 5.83 $ 5.84 $ 6.27 $ 11.32 $ 15.48 $ 2.52 $ 5.60 Cash Dividends (per share) $ 2.35 $ 2.55 $ 2.80 $ 3.45 $ 4.05 $ 4.20 $ 4.30 Consolidated Income Statements

Appendix 25 ($ in millions) 2018 2019 2020 2021 2022 2023 2024 Cash & Equivalents $ 15 $ 35 $ 52 $ 63 $ 47 $ 66 $ 166 Accounts Receivable 122 200 269 320 214 215 200 Inventory 341 394 494 1,096 1,030 768 737 Other Assets 766 1,234 1,483 1,809 1,956 1,910 1,792 Total Assets $ 1,244 $ 1,863 $ 2,298 $ 3,288 $ 3,247 $ 2,959 $ 2,895 Accounts Payable $ 78 $ 99 $ 185 $ 282 $ 144 $ 184 $ 188 Total Debt* 294 631 738 1,303 1,119 847 757 Other Liabilities 166 332 467 610 603 573 563 Total Liabilities $ 538 $ 1,062 $ 1,390 $ 2,195 $ 1,866 $ 1,604 $ 1,508 Total Equity $ 706 $ 801 $ 908 $ 1,093 $ 1,381 $ 1,355 $ 1,387 Consolidated Balance Sheets *Debt increase in 2019, 2020, and 2021 due to funding acquisitions and liquidity for COVID-19 shutdowns.

26 Appendix Reconciliation of Non-GAAP Measures EBITDA Twelve Months Ended December 31, ($ in thousands) 2024 2023 2022 Net income $ 142,867 $ 64,195 $ 394,974 Interest expense, net 28,899 40,424 27,573 Provision for income taxes 46,471 18,809 130,481 Depreciation and amortization 125,693 131,768 129,212 EBITDA $ 343,930 $ 255,196 $ 682,240 FREE CASH FLOW CONVERSION Twelve Months Ended December 31, ($ in thousands) 2024 2023 2022 Cash flows provided by operating activities $ 370,284 $ 527,229 $ 602,514 Capital expenditures (42,333) (62,209) (130,641) Free cash flow $ 327,951 $ 465,020 $ 471,873 Operating Cash Flow Conversion (Cash flows provided by operating activities divided by net income) 259% 821% 153% Free Cash Flow Conversion (Free cash flow divided by EBITDA) 95% 182% 69% NET DEBT/EBITDA (TTM) 12/31/2024 12/31/2023 12/31/2022 Total debt $ 757,253 $ 847,423 $ 1,118,974 Less cash and cash equivalents 165,756 66,157 47,499 Net debt $ 591,497 $ 781,266 $ 1,071,475 Total Debt/Net Income (TTM) 5.3 x 13.2 x 2.8 x Net Debt/EBITDA (TTM) 1.7 x 3.1 x 1.6 x EBITDA, free cash flow, and free cash flow conversion are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. Free cash flow is defined as net cash flows provided by operating activities less capital expenditures. Free cash flow conversion is defined as free cash flow divided by EBITDA. The free cash flow conversion ratio is a non-GAAP measure and should not be considered a substitute for the ratio of cash flows from operating activities divided by net income determined in accordance with GAAP. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. The net debt to EBITDA ratio on a trailing twelve month basis is a non- GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by EBITDA. The net debt to EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

Appendix 27